UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 21, 2013

SYMMETRICOM, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-02287	95-1906306
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Orchard Parkway

San Jose, California 95131-1017

(Address of Principal Executive Offices)

(408) 433-0910

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 23, 2013, Symmetricom, Inc. (the “Company”) issued a press release, which sets forth certain preliminary financial results for the quarter ended December 30, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On January 21, 2013, the Company’s Board of Directors approved a restructuring action to reduce operating costs while retaining focus on its strategic initiatives. The Company plans to reduce the size of its workforce by approximately 20 positions. The reductions will begin in January and are expected to be complete by August 2013. In conjunction with the headcount reduction, the Company will further reduce the size of its facility presence in Santa Rosa, CA. The Company expects to incur restructuring charges in the range of $1.5 million to $1.8 million in connection with the plan. This includes $1.0 million to $1.3 million in expected charges for one-time termination benefits and $0.5 million associated with the Company’s reduction of occupied commercial space in Santa Rosa, CA. Upon completion, Symmetricom expects these restructuring actions to reduce annual costs by approximately $4.0 million.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 23, 2013

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. These forward-looking statements include statements concerning the timing of events related to the Company’s restructuring plan and expectations regarding charges and potential cost reductions associated with the plan. The statements in this Current Report on Form 8-K are made as of the date of this filing, even if subsequently made available by the Company on its website or otherwise. The Company expressly disclaims any obligation to update or revise any forward-looking statement contained herein, whether as a result of any change in its expectations, a change in any events, conditions or circumstances on which a forward-looking statement is based, or otherwise. The Company’s actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results estimated in or suggested by such forward-looking statements include, but are not limited to, the risk that the costs associated with the restructuring plan exceeds current estimates or that the Company is unable to recognize anticipated cost savings associated with the plan, risks and uncertainties in general economic conditions in the markets the Company addresses and the telecommunications and government markets in general, and the other risks and uncertainties set forth from time to time in the Company’s reports filed with the Securities and Exchange Commission, including the annual report on Form 10-K for the fiscal year ended July 1, 2012 and subsequent Forms 10-Q and 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2013	SYMMETRICOM, INC.

	By:	/s/ Justin Spencer
	Name:	Justin Spencer
	Title:	Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 23, 2013